Exhibit 99.2

April 5, 2021

NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 92731L114)

Dear Public Warrant Holder,

Vincerx Pharma, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on May 5, 2021 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), that were issued under the Warrant Agreement, dated as of March 5, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Each Public Warrant entitles the holder thereof to purchase one-half (1/2) of a share of Common Stock for a purchase price of $11.50 per whole share of Common Stock, subject to adjustment. Pursuant to the Warrant Agreement, a holder may exercise its warrants only for a whole number of shares. This means that only an even number of Public Warrants may be exercised at any given time by a holder. Any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and are still held by the initial holders thereof or their permitted transferees are not subject to this notice of redemption.

The Public Warrants are listed on the Nasdaq Capital Market under the symbol “VINCW” and the Common Stock is listed on the Nasdaq Capital Market under the symbol “VINC.” On March 31, 2021, the last reported sale price of the Public Warrants was $4.04 and the last reported sale price of the Common Stock was $19.30.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Public Warrants for exercise. The New York Stock Exchange indicated that the Public Warrants cannot be traded after 5:00 p.m. New York City time on the business day prior to the Redemption Date.

The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last sales price of the Common Stock equals or exceeds $16.50 per share for any 20 trading days within the 30-day trading period ending on the third business day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $16.50 per share for any 20 trading days within the 30-day trading period ending on March 31, 2021 (which is the third trading day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Common Stock. Warrants may only be exercised for cash. Each Public Warrant entitles the holder thereof to purchase one-half (1/2) of a share of Common Stock at a cash price of $11.50 per whole share of Common Stock (i.e., exercise of two Public Warrants at a cash price of $11.50 entitles the holder to purchase one share of Common Stock) (the “Exercise Price”). Pursuant to the Warrant Agreement, a holder may exercise its warrants only for a whole number of shares. This means that only an even number of Public Warrants may be exercised at any given time by a holder.

Payment of the Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending:

1.	The Warrant Certificate;

2.	A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised; and

3.	The exercise funds via wire transfer,

to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase together with the related Warrant Certificate and exercise funds before such time will result in such holder’s Public Warrants being redeemed at the Redemption Price of $0.01 per Public Warrant and not exercised.

For holders of Public Warrants who hold their warrants in “street name,” provided that the Exercise Price for the Public Warrants being exercised and a Notice of Guaranteed Delivery are received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on May 7, 2021, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption at the Redemption Price of $0.01 per Public Warrant, and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Vincerx Pharma, Inc.

/s/ Dr. Ahmed M. Hamdy
Dr. Ahmed M. Hamdy
Chief Executive Officer

Annex A

VINCERX PHARMA, INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of common stock, $0.0001 par value per share (the “Shares”), of Vincerx Pharma, Inc. (the “Company”) and herewith tenders payment for such Shares to the order of the Company in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of __________________, whose address is __________________ and that such Shares be delivered to ___________________, whose address is _________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of_____________________, whose address is ________________________ and that such Warrant Certificate be delivered to_____________________, whose address is _________________________.

Date: , 2021

(Signature)

(Address)

(Tax Identification Number)
Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).